Exhibit 99(i)
NEWS RELEASE
TO BUSINESS EDITOR:
COMM BANCORP, INC. Reports Third Quarter 2010 Earnings
Clarks Summit, PA, October 21/PR Newswire/-Comm Bancorp, Inc. (Nasdaq:CCBP) today reported third quarter 2010 earnings of $1,000 thousand or $0.58 per share compared to a net loss of $3,375 thousand or $1.95 per share for the third quarter of 2009. Year-to-date earnings totaled $3,340 thousand or $1.94 per share in 2010 compared to a net loss of $385 thousand or $0.22 per share in 2009. The earnings improvement resulted primarily from reductions in the provision for loan losses and noninterest expense, which were partially offset by lower net interest income and noninterest income.
Return on average assets was 0.62% for the quarter and 0.69% for the nine months ended September 30, 2010, compared to (2.19)% and (0.08)% for the respective 2009 periods. Return on average stockholders’ equity was 7.32% and 8.54%, respectively, for the third quarter and year-to-date 2010, compared to (22.63)% and (0.87)% for the same periods of 2009.
INCOME STATEMENT REVIEW
Tax-equivalent net interest income for the nine months ended September 30, 2010, totaled $14,841 thousand, a decrease of $2,551 thousand or 14.7% from $17,392 thousand for the same period of 2009. Despite an increase of $20.6 million in average earning assets, tax-equivalent interest income for the nine months ended September 30, decreased $2,812 thousand to $22,169 thousand in 2010, from $24,981 thousand in 2009. The decline in tax-equivalent interest income was due, for the most part, to a $46.5 million or 9.1% reduction in average loans. Average tax-exempt loans decreased $34.0 million, while taxable loans declined $12.5 million. With regard to tax-exempt loans, several large tax anticipation notes of local municipalities, which were outstanding last year, matured at the end of 2009. As part of our tax planning strategy for 2010, we chose not to actively compete for these types of loans. The maturities and repayments received from the loan portfolio were reinvested in lower-yielding assets, which contributed to an 81 basis point decrease in the tax-equivalent yield on earning assets to 4.86% in 2010 from 5.67% in 2009. Slightly mitigating the reduction in interest income was a $261 thousand decrease in interest expense. Our cost of funds decreased 19 basis points to 1.96% for the nine months ended September 30, 2010, from 2.15% for the same period last year. The cost of funds was affected primarily by a 46 basis point decrease in the average rate paid for total time deposits. Partially offsetting the positive effect from the reduction in funding costs was growth in average interest-bearing liabilities of $27.5 million or 5.8% to $499.7 million for the nine months ended September 30, 2010, from $472.2 million for the same nine months of 2009. Year-to-date, the tax-equivalent net interest margin contracted 70 basis points to 3.25% in 2010 compared to 3.95% in 2009.

For the three and nine months ended September 30, 2010, the provision for loan losses amounted to $300 thousand and $1,600 thousand, compared to $8,670 thousand and $9,760 thousand for the respective periods of 2009. The provision for loan losses in 2009 reflected the effect of collateral valuation revisions to certain large commercial real estate loans, coupled with a change in the methodology for estimating the allowance for loan losses. With regard to collateral valuation revisions, independent appraisals for these commercial real estate loans indicated significant market devaluations brought on by the deterioration in the local economy at that time. In addition, in the third quarter of 2009, management revised its methodology for estimating losses in the remainder of the loan portfolio by shortening the number of periods considered for estimating loss factors in order to reflect rapidly changing market conditions.
Noninterest income totaled $3,443 thousand for the nine months ended September 30, 2010, a decrease of $1,973 thousand from $5,416 thousand for the same nine months of 2009. Included in noninterest revenue in 2009 was a net gain of $294 thousand from the disposition of our former Tunhannock and Eaton Township, Pennsylvania branch offices. For the nine months ended September 30, 2010, we recorded gains on the sale of available-for-sale investment securities of $361 thousand, a decrease of $1,138 thousand from gains of $1,499 thousand recorded in 2009. Activity in our secondary mortgage banking division provided income of $900 thousand in 2010 and $1,179 thousand in 2009. Service charges, fees and commissions decreased $262 thousand to $2,182 thousand in 2010 from $2,444 thousand in 2009. For the third quarter, noninterest income decreased $1,404 thousand, which reflected reductions in service charges, fees and commissions and net gains on the sale of available-for-sale investment securities, partially offset by an increase in mortgage banking income.
For the nine months ended September 30, 2010, noninterest expense amounted to $13,669 thousand, a decrease of $244 thousand from $13,913 thousand for the same period last year. Decreases of $141 thousand in net occupancy and equipment expense and $332 thousand in other expenses were partially offset by a $229 thousand increase in salaries and employee benefits expense. Reductions in equipment and software depreciation and rental expense contributed to the 7.6% decrease in net occupancy and equipment expense. With regard to the 5.8% decline in other expenses, reductions in marketing-related expenses, directors’ fees and deposit insurance were the primary factors influencing the overall reduction. For the third quarter of 2010, noninterest expense increased $391 thousand, which resulted primarily from increases in legal expenses and expenditures related to other real estate and loan collection.
BALANCE SHEET REVIEW
Total assets equaled $652.8 million at September 30, 2010, an increase of $38.5 million from $614.3 million at September 30, 2009. Subdued loan demand, coupled with stricter underwriting and tax-planning strategies, resulted in a decrease of $59.8 million in loans, net of unearned income, to $447.3 million at the close of the third quarter of 2010 from $507.1 million one year earlier. Total deposits grew to $585.9 million at the end of the third quarter of 2010, from $555.1 million at September 30, 2009. Noninterest-bearing deposits increased $2.8 million, while interest-bearing deposits rose $28.0 million. Due to the decline in loan volumes, the investment portfolio played a more prominent role in our balance sheet composition. Available-for-sale investment securities increased $70.3 million or 183.4%. Federal funds outstanding at the end of the third quarter amounted to $19.5 million in 2010 and $46.1 million in 2009.

Stockholders’ equity grew to $55.2 million or $32.01 per share at September 30, 2010. In comparison, stockholders’ equity was $53.6 million or $31.13 per share at June 30, 2010, and $50.3 million or $29.25 per share at December 31, 2009. Net income of $1,000 thousand for the third quarter of 2010 and $3,340 thousand year-to-date was the primary factor leading to the capital improvement. At September 30, 2010, we reported Tier I capital, Total capital and Leverage ratios of 11.0%, 13.9% and 8.2%. In addition, our wholly owned subsidiary, Community Bank and Trust Company reported Tier I capital, Total capital and Leverage ratios of 9.9%, 12.9% and 7.4%. Community Bank and Trust Company continued to exceed the requirements to be categorized as well capitalized under the regulatory framework for prompt corrective action at the close of the third quarter of 2010.
Nonperforming assets decreased $3.6 million or 12.8% to $24.6 million or 5.42% of loans, net of unearned income and foreclosed assets at September 30, 2010, compared to $28.2 million or 5.86% at December 31, 2009. Specifically, the improvement from year end resulted from decreases of $4.2 million in nonaccrual loans, $2.3 million in restructured loans and $0.7 million in loans past due 90 days or more and still accruing. Partially offsetting these decreases was an increase in foreclosed assets of $3.6 million. Loans charged-off, net of recoveries, for the nine months ended September 30, equaled 1.54% of average loans outstanding in 2010 and 0.90% in 2009. The allowance for loan losses equaled $13.7 million or 3.06% of loans, net of unearned income, at September 30, 2010, compared to $17.5 million or 3.65% at December 31, 2009, and $11.6 million or 2.28% at September 30, 2009.
On August 9, 2010, F.N.B. Corporation and Comm Bancorp, Inc. issued a joint press release announcing the signing of a definitive merger agreement pursuant to which F.N.B. Corporation will acquire Comm Bancorp, Inc. A copy of the definitive merger agreement and joint press release have been filed as Exhibits 10.1 and 99.1 to our Current Report on Form 8-K with the Securities and Exchange Commission on August 10, 2010, Commission File Number: 0-17455.
Comm Bancorp, Inc. serves six Pennsylvania counties through Community Bank and Trust Company’s 15 community-banking offices and one loan production office. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. In addition, customers can take advantage of KlickSM Banking, on-line banking services, by accessing the Company’s website at http://www.combk.com. The Company’s business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision-making, flexible and reasonable operating procedures and consistently-applied credit policies.
[TABULAR MATERIAL FOLLOWS].

Summary Data
Comm Bancorp, Inc.
Five Quarter Trend
(In thousands, except per share data)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2010	2010	2010	2009	2009

Key performance data:

Per share data:
Net income (loss)	$0.58	$0.69	$0.67	$(2.65)	$(1.95)
Cash dividends declared				$0.14	$0.28
Book value	$32.01	$31.13	$29.66	$29.25	$32.30
Tangible book value	$31.81	$30.93	$29.46	$29.05	$32.10
Market value:
High	$39.11	$23.56	$23.53	$34.50	$40.00
Low	$15.36	$17.50	$18.00	$21.80	$31.00
Closing	$39.11	$17.50	$18.50	$21.84	$34.50
Market capitalization	$67,384	$30,151	$31,874	$37,587	$59,286
Common shares outstanding	1,722,923	1,722,923	1,722,923	1,721,007	1,718,439

Selected ratios:

Return on average stockholders’ equity	7.32%	9.22%	9.16%	(29.70)%	(22.63)%

Return on average assets	0.62%	0.74%	0.72%	(2.60)%	(2.19)%

Leverage	8.16%	7.99%	7.77%	7.90%	8.68%

Total risk-based capital	13.91%	13.29%	12.94%	12.61%	11.42%

Efficiency	85.27%	79.37%	71.45%	87.17%	60.78%

Nonperforming assets to loans, net, and foreclosed assets	5.42%	5.41%	5.43%	5.86%	5.59%

Net charge-offs to average loans, net	1.34%	0.23%	3.05%	1.38%	2.42%

Allowance for loan losses to loans, net	3.06%	3.21%	3.19%	3.65%	2.28%

Earning assets yield (FTE)	4.76%	4.82%	5.01%	5.01%	5.35%

Cost of funds	1.81%	1.99%	2.08%	2.01%	2.07%

Net interest spread (FTE)	2.95%	2.83%	2.93%	3.00%	3.28%

Net interest margin (FTE)	3.27%	3.19%	3.30%	3.37%	3.70%

Comm Bancorp, Inc.
Consolidated Statements of Income (Loss)
(In thousands, except per share data)

	Sept. 30,	Sept. 30,
Nine Months Ended	2010	2009

Interest income:
Interest and fees on loans:
Taxable	$17,689	$19,078
Tax-exempt	959	1,883
Interest and dividends on investment securities available-for-sale:
Taxable	1,842	869
Tax-exempt	759	1,417
Dividends	6	29
Interest on federal funds sold	29	5
Total interest income	21,284	23,281

Interest expense:
Interest on deposits	6,848	7,492
Interest on short-term borrowings		97
Interest on long-term debt	480
Total interest expense	7,328	7,589
Net interest income	13,956	15,692
Provision for loan losses	1,600	9,760
Net interest income after provision for loan losses	12,356	5,932

Noninterest income:
Service charges, fees and commissions	2,182	2,444
Mortgage banking income	900	1,179
Net gain on sale of premises and equipment		294
Net gain on sale of investment securties available-for-sale	361	1,499
Total noninterest income	3,443	5,416

Noninterest expense:
Salaries and employee benefits expense	6,558	6,329
Net occupancy and equipment expense	1,708	1,849
Other expenses	5,403	5,735
Total noninterest expense	13,669	13,913
Income (loss) before income taxes	2,130	(2,565)
Income tax benefit	(1,210)	(2,180)
Net income (loss)	$3,340	$(385)

Other comprehensive income (loss):
Unrealized holding gains on investment securities available-for-sale	$2,532	$1,473
Reclassification adjustment for gains included in net income	(361)	(1,499)
Income tax expense (benefit) related to other comprehensive income (loss)	738	(9)
Other comprehensive income (loss), net of income taxes	1,433	(17)
Comprehensive income (loss)	$4,773	$(402)

Per share data:
Net income (loss)	$1.94	$(0.22)
Cash dividends declared		$0.84
Average common shares outstanding	1,722,923	1,722,994

Comm Bancorp, Inc.
Consolidated Statements of Income (Loss)
(In thousands, except per share data)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
Three months ended	2010	2010	2010	2009	2009

Interest income:
Interest and fees on loans:
Taxable	$5,806	$5,942	$5,941	$6,169	$6,194
Tax-exempt	319	318	322	602	598
Interest and dividends on investment securities available-for-sale:
Taxable	590	523	729	118	205
Tax-exempt	219	238	302	326	407
Dividends	2	2	2	(20)	9
Interest on federal funds sold	12	9	8	14	4
Total interest income	6,948	7,032	7,304	7,209	7,417

Interest expense:
Interest on deposits	2,100	2,315	2,433	2,511	2,433
Interest on short-term borrowings					5
Interest on long-term debt	160	160	160
Total interest expense	2,260	2,475	2,593	2,511	2,438
Net interest income	4,688	4,557	4,711	4,698	4,979
Provision for loan losses	300	300	1,000	7,670	8,670
Net interest income (loss) after provision for loan losses	4,388	4,257	3,711	(2,972)	(3,691)

Noninterest income:
Service charges, fees and commissions	711	730	741	825	848
Mortgage banking income	405	214	281	185	287
Net gain on sale of investment securities available-for-sale			361	91	1,385
Total noninterest income	1,116	944	1,383	1,101	2,520

Noninterest expense:
Salaries and employee benefits expense	2,188	2,183	2,187	2,184	2,025
Net occupancy and equipment expense	558	547	603	589	591
Other expenses	2,203	1,636	1,564	2,282	1,942
Total noninterest expense	4,949	4,366	4,354	5,055	4,558
Income (loss) before income taxes	555	835	740	(6,926)	(5,729)
Provision for income tax benefit	(445)	(355)	(410)	(2,741)	(2,354)
Net income (loss)	$1,000	$1,190	$1,150	$(4,185)	$(3,375)

Other comprehensive income (loss):
Unrealized holding gains (losses) on investment securities available-for-sale	$777	$2,030	$(275)	$(1,174)	$1,118
Reclassification adjustment for gains included in net income			(361)	(91)	(1,385)
Income tax expense (benefit) related to other comprehensive income (loss)	264	690	(216)	(430)	(91)
Other comprehensive income (loss), net of income taxes	513	1,340	(420)	(835)	(176)
Comprehensive income (loss)	$1,513	$2,530	$730	$(5,020)	$(3,551)

Per share data:
Net income (loss)	$0.58	$0.69	$0.67	$(2.43)	$(1.95)
Cash dividends declared				$0.14	$0.28
Average common shares outstanding	1,722,923	1,722,923	1,722,923	1,721,007	1,718,439

Comm Bancorp, Inc.
Details of Net Interest and Net Interest Margin
(In thousands, fully taxable equivalent basis)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
Three months ended	2010	2010	2010	2009	2009

Net interest income:
Interest income
Loans, net:
Taxable	$5,806	$5,942	$5,941	$6,169	$6,194
Tax-exempt	483	482	488	912	906
Total loans, net	6,289	6,424	6,429	7,081	7,100
Investments:
Taxable	592	525	731	98	214
Tax-exempt	332	360	458	494	616
Total investments	924	885	1,189	592	830
Federal funds sold	12	9	8	14	4
Total interest income	7,225	7,318	7,626	7,687	7,934
Interest expense:
Deposits	2,100	2,315	2,433	2,511	2,433
Borrowed funds	160	160	160		5
Total interest expense	2,260	2,475	2,593	2,511	2,438
Net interest income	$4,965	$4,843	$5,033	$5,176	$5,496

Loans, net:
Taxable	5.38%	5.48%	5.44%	5.46%	5.45%
Tax-exempt	6.07%	6.23%	6.29%	5.96%	5.89%
Total loans, net	5.43%	5.53%	5.50%	5.52%	5.50%
Investments:
Taxable	2.62%	2.23%	3.31%	1.80%	3.10%
Tax-exempt	7.28%	7.49%	7.46%	7.33%	7.07%
Total investments	3.40%	3.13%	4.21%	4.86%	5.32%
Federal funds sold	0.14%	0.12%	0.11%	0.11%	0.11%
Total earning assets	4.76%	4.82%	5.01%	5.01%	5.35%
Interest expense:
Deposits	1.71%	1.89%	1.98%	2.01%	2.08%
Borrowed funds	8.00%	8.00%	8.00%		0.67%
Total interest-bearing liabilities	1.81%	1.99%	2.08%	2.01%	2.07%
Net interest spread	2.95%	2.83%	2.93%	3.00%	3.28%
Net interest margin	3.27%	3.19%	3.30%	3.37%	3.70%

Comm Bancorp, Inc.
Consolidated Balance Sheets
(In thousands, except per share data)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
At period end	2010	2010	2010	2009	2009

Assets:
Cash and due from banks	$52,658	$10,050	$8,798	$23,978	$8,728
Federal funds sold	19,501	31,700	33,800	25,300	46,100
Investment securities available-for-sale	108,555	112,851	116,593	108,005	38,302
Loans held for sale, net	625	110	811	2,016
Loans, net of unearned income	447,282	465,143	466,296	476,944	507,094
Less: allowance for loan losses	13,669	14,928	14,891	17,462	11,566
Net loans	433,613	450,215	451,405	459,482	495,528
Premises and equipment, net	11,300	11,425	11,480	11,616	11,631
Accrued interest receivable	2,023	1,962	2,213	2,122	2,597
Other assets	24,502	23,452	23,512	19,634	11,386
Total assets	$652,777	$641,765	$648,612	$652,153	$614,272

Liabilities:
Deposits:
Noninterest-bearing	$82,407	$87,348	$90,999	$88,335	$79,591
Interest-bearing	503,536	489,370	495,361	502,448	475,509
Total deposits	585,943	576,718	586,360	590,783	555,100
Short-term borrowings
Long-term debt	8,000	8,000	8,000	8,000
Accrued interest payable	1,110	1,284	1,623	1,296	1,185
Other liabilities	2,572	2,124	1,520	1,740	2,478
Total liabilities	597,625	588,126	597,503	601,819	558,763

Stockholders’ equity:
Common stock, par value $0.33 authorized 12,000,000, shares issued and outstanding 1,722,923; 1,722,923; 1,722,923; 1,721,007; 1,718,439	569	569	569	568	567
Capital surplus	8,010	8,010	8,010	7,966	7,881
Retained earnings	44,321	43,321	42,131	40,981	45,407
Accumulated other comprehensive income	2,252	1,739	399	819	1,654
Total stockholders’ equity	55,152	53,639	51,109	50,334	55,509
Total liabilities and stockholders’ equity	$652,777	$641,765	$648,612	$652,153	$614,272

Comm Bancorp, Inc.
Consolidated Balance Sheets
(In thousands, except per share data)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
Average quarterly balances	2010	2010	2010	2009	2009

Assets:
Loans, net:
Taxable	$428,327	$435,316	$442,821	$448,359	$451,025
Tax-exempt	31,547	30,960	31,479	60,710	61,000
Total loans, net	459,874	466,276	474,300	509,069	512,025
Investments:
Taxable	89,740	94,305	89,635	21,598	27,354
Tax-exempt	18,084	19,269	24,889	26,740	34,562
Total investments	107,824	113,574	114,524	48,338	61,916
Federal funds sold	34,910	28,930	29,093	51,706	14,709
Total earning assets	602,608	608,780	617,917	609,113	588,650
Other assets	37,023	33,439	29,344	29,950	22,649
Total assets	$639,631	$642,219	$647,261	$639,063	$611,299

Liabilities and stockholders’ equity:
Deposits:
Interest-bearing	$487,033	$490,502	$497,712	$495,714	$464,411
Noninterest-bearing	87,204	89,285	86,711	84,139	81,047
Total deposits	574,237	579,787	584,423	579,853	545,458
Short-term borrowings		1	33		2,970
Long-term debt	8,000	8,000	8,000	87
Other liabilities	3,191	2,646	3,881	3,223	3,710
Total liabilities	585,428	590,434	596,337	583,163	552,138
Stockholders’ equity	54,203	51,785	50,924	55,900	59,161
Total liabilities and stockholders’ equity	$639,631	$642,219	$647,261	$639,063	$611,299

Comm Bancorp, Inc.
Asset Quality Data
(In thousands)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
At quarter end	2010	2010	2010	2009	2009

Nonperforming assets:
Nonaccrual loans	$14,875	$16,678	$17,302	$19,015	$20,567
Restructured loans	1,969	1,975	1,980	4,302	4,773
Accruing loans past due 90 days or more	897	553	392	1,634	1,177
Foreclosed assets	6,853	6,322	5,979	3,209	1,932
Total nonperforming assets	$24,594	$25,528	$25,653	$28,160	$28,449

Three months ended

Allowance for loan losses:
Beginning balance	$14,928	$14,891	$17,462	$11,566	$6,019
Charge-offs	1,693	437	3,591	1,814	3,133
Recoveries	134	174	20	40	10
Provision for loan losses	300	300	1,000	7,670	8,670
Ending balance	$13,669	$14,928	$14,891	$17,462	$11,566
SOURCE Comm Bancorp, Inc.
/Contact: MEDIA/INVESTORS, Scott A. Seasock, 570-586-0377 or fax, 570-587-3761, of Comm Bancorp, Inc.

Co:	Comm Bancorp, Inc.
St:	Pennsylvania
In:	Fin
Except for the historical information contained, herein, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties in the banking industry and overall economy. Such risks and uncertainties are detailed in the Company’s Securities and Exchange Commission reports, including the Annual Report on Form 10-K and quarterly reports on Form 10-Q.